Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980

ANGEL OAK MORTGAGE-BACKED SECURITIES ETF
a series of Angel Oak Funds Trust

April 18, 2024

Supplement to the Summary Prospectus and Prospectus,
dated February 20, 2024 and January 19, 2024, respectively, as may be supplemented to date

Effective April 17, 2024, the Angel Oak Mortgage-Backed Securities ETF (the “Fund”) has added the Bloomberg US Mortgage Backed Securities Index as a secondary comparison benchmark index. The Average Annual Total Returns table found on page 10 of the Fund’s Summary Prospectus and page 20 of the Prospectus is replaced with the following:
Angel Oak Mortgage-Backed Securities ETF
Average Annual Total Returns

For the period ended December 31, 2023	1 Year	Since Inception (6/4/21)

Return Before Taxes	5.46%	-3.01%
Return After Taxes on Distributions[1]	3.55%	-4.24%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.19%	-2.79%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, and taxes)	5.53%	-3.03%
Bloomberg US Mortgage-Backed Securities Index (reflects no deduction for fees, expenses, and taxes)	5.05%	-3.05%

1    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.